Exhibit 8.1

LIST OF CONSOLIDATED SUBSIDIARIES

The following is a list of our consolidated subsidiaries as of December 31, 2015.

NAME	JURISDICTION OF INCORPORATION
POSCO ENGINEERING & CONSTRUCTION CO., LTD.	Korea
POSCO Processing&Service	Korea
POSCO COATED & COLOR STEEL Co., Ltd.	Korea
POSCO ICT	Korea
POSCO Research Institute	Korea
POSMATE	Korea
POSCO A&C	Korea
POSCO Capital Co., Ltd.	Korea
eNtoB Corporation	Korea
POSCO CHEMTECH	Korea
POSCO-Terminal Co., Ltd.	Korea
POSCO M-TECH	Korea
POSCO ENERGY CO., LTD.	Korea
POSCO TMC Co., Ltd.	Korea
POSCO NIPPON STEEL RHF JOINT VENTURE CO., Ltd.	Korea
MegaAsset Co., Ltd.	Korea
POSCO Engineering CO., Ltd.	Korea
POSCO AST	Korea
POSHIMETAL Co., Ltd.	Korea
Poscoene	Korea
POSCO Humans	Korea
Mapo Hibroad Parking co., Ltd.	Korea
Steel Processing and Fabricating Center Co., LTD	Korea
BLUE O&M Co., Ltd.	Korea
Busan E&E Co., Ltd.	Korea
POSCO Family Strategy Fund	Korea
Daewoo International Corporation	Korea
POSCO LED Co., Ltd.	Korea
Pohang Scrap Recycling Distribution Center Co., Ltd.	Korea
PSC Energy Global Co., Ltd.	Korea
Suncheon Eco Trans Co., Ltd.	Korea
Tamra Offshore Wind Power Co., Ltd.	Korea
IT Engineering	Korea
Future Creation Fund Postech Early Stage account	Korea
POSCO Green Gas Technology Co., Ltd.	Korea
POSCO WOMAN’S FUND	Korea
POSPOWER CO., Ltd.	Korea
Songdo Posco family Housing	Korea
Posco Group University	Korea
HOTEL LAONZENA	Korea
Growth Ladder POSCO K-Growth Global Fund	Korea
2015 POSCO New technology II Fund	Korea
POSCO America Corporation	USA
POSCO AUSTRALIA PTY LTD	Australia

NAME	JURISDICTION OF INCORPORATION
POSCO Canada Ltd.	Canada
POSCO Asia Co., Ltd.	China
POSCO-CTPC Co., Ltd.	China
POSCO-JWPC Co., Ltd.	Japan
POSCO E&C Vietnam Co., Ltd.	Vietnam
Zhangjiagang Pohang Stainless Steel Co., Ltd.	China
POSCO (Guangdong) Steel Co., Ltd.	China
POSCO (Thailand) Company Limited	Thailand
Myanmar POSCO Steel Co., Ltd.	Myanmar
POSCO Investment Co., Ltd.	Hong Kong
POSCO-MKPC SDN BHD	Malaysia
Qingdao Pohang Stainless Steel Co., Ltd.	China
POSCO (Suzhou) Automotive Processing Center Co., Ltd.	China
POSEC Hawaii, Inc.	USA
POSCO-China Qingdao Processing Center Co., Ltd.	China
POS-ORE PTY LTD	Australia
POSCO-China Holding Corp.	China
POSCO JAPAN Co., Ltd.	Japan
POS-CD PTY LTD	Australia
POS-GC PTY LTD	Australia
POSCO-India Private Limited	India
POS-India Pune Processing Centre Pvt. Ltd.	India
POSCO-JEPC Co., Ltd.	Japan
POSCO-CFPC Co., Ltd.	China
POSCO E&C CHINA Co., Ltd.	China
POSCO MPPC S.A. de C.V.	Mexico
Zhangjiagang Pohang Port Co., Ltd.	China
Qingdao Pos-metal Co., Ltd.	China
POSCO-VIETNAM Co., Ltd.	Vietnam
POSCO MEXICO S.A. de C.V.	Mexico
POSCO India Delhi Steel Processing Centre Private Limited	India
POSCAN Elkview	Canada
POSCO-Poland Wroclaw Processing Center Sp. z o. o.	Poland
POS-NP PTY LTD	Australia
POSCO-Vietnam Processing Center Co., Ltd.	Vietnam
POSCO(Chongqing) Automotive Processing Center Co, Ltd.	China
SUZHOU POSCO-CORE TECHNOLOGY CO., LTD.	China
POSCO-Malaysia SDN. BHD.	Malaysia
POS-Minerals Corporation	USA
POSCO(Wuhu) Automotive Processing Center Co., Ltd.	China
POSCO Engineering and Construction India Private Limited	India
POSCO E&C SMART S DE RL DE CV	Mexico
POSCO Philippine Manila Processing Center, Inc.	Philippines
POSCO China Suzhou Processing Center Co., Ltd.	China
POSCO Gulf SFC LLC	UAE
Dalian POSCO ICT-DONGFANG Engineering Co., Ltd.	China
SANPU TRADING Co., Ltd.	China
Zhangjiagang BLZ Pohang International Trading	China
POSCO MEXICO HUMAN TECH S.A. de C.V.	Mexico
POSCO MESDC S.A. DE C.V.	Mexico

NAME	JURISDICTION OF INCORPORATION
POSCO-ICT China	China
Pos-Sea Pte Ltd	Singapore
POSCO Europe Steel Distribution Center	Slovenia
POSCO ENGINEERING (THAILAND) CO., Ltd.	Thailand
POSCO VST CO., LTD.	Vietnam
POSCO Maharashtra Steel Private Limited	India
POSCO India Chennai Steel Processing Centre Pvt. Ltd.	India
POSCO TNPC Otomotiv Celik San. Ve Tic. A.S	Turkey
POSCO Vietnam Ha Noi Processing Center Co., Ltd.	Vietnam
POSCO(Liaoning) Automotive Processing Center Co., Ltd.	China
POSCO-Indonesia Jakarta Processing Center	Indonesia
POSCO E&C VENEZUELA C.A.	Venezuela
Motta Resources Indonesia	Indonesia
POSCO TMC INDIA PRIVATE LIMITED	India
POSCO America Alabama Processing Center Co., Ltd.	USA
PT PEN INDONESIA	Indonesia
POSCO(Yantai) Automotive Processing Center Co., Ltd.	China
POSCO India Steel Distribution Center Private Ltd.	India
POSCO China Dalian Plate Processing Center Co., Ltd.	China
POSCO-South Asia Company Limited	Thailand
POSCO SS-VINA	Vietnam
POSCO-NCR Coal Ltd.	Canada
POSCO WA PTY LTD	Australia
POSCO Engineering and Construction – UZ	Uzbekistan
POSCO AUSTRALIA GP PTY LIMITED	Australia
POSCO YongXin Rare Earth Metal Co., Ltd.	China
Hanjung Power Pty., Ltd	Papua New Guinea
Daewoo International (America) Corp.	USA
Daewoo International (Deutschland) GmbH.	Germany
Daewoo International Japan Corp.	Japan
DAEWOO INTERNATIONAL SINGAPORE PTE. LTD.	Singapore
Daewoo Italia S.r.l.	Italy
Daewoo (China) Co., Ltd.	China
DAEWOO TEXTILE FERGANA LLC	Uzbekistan
DAEWOO TEXTILE BUKHARA LLC	Uzbekistan
DAEWOO INTERNATIONAL AUSTRALIA HOLDINGS PTY LTD	Australia
Daewoo Paper Manufacturing Co., Ltd.	China
Tianjin Daewoo Paper Manufacturing Co., Ltd.	China
POSCO MAURITIUS LIMITED	Mauritius
PT. KRAKATAU POSCO	Indonesia
DAEWOO INTERNATIONAL MEXICO S.A. DE C.V.	Mexico
Daewoo International Guangzhou Corp.	China
POSCO (Zhangjiagang) STS Processing Center Co., Ltd.	China
Daewoo International (M) SDN BHD	Malaysia
Daewoo International SHANGHAI CO., LTD.	China
PGSF, L.P.	USA
Xenesys Inc.	Japan
Daewoo International INDIA Private Ltd.	India
PT. POSCO E&C INDONESIA	Indonesia

NAME	JURISDICTION OF INCORPORATION
HUME COAL PTY LTD	Australia
POSCO FOUNDATION	India
EPC EQUITIES LLP	England
SANTOS CMI INC CONSTRUCTION TRADING LLP	England
SANTOS CMI INC. USA	USA
SANTOS CMI ENGENHARIA E CONSTRUCOES LTDA	Brazil
SANTOS CMI PERU S.A.	Peru
SANTOS CMI CONSTRUCCIONES S.A.	Uruguay
GENTECH INTERNATIONAL INC.	Panama
SANTOSCMI S.A.	Ecuador
SANTOSCMI CONSTRUCCIONES DE CHILE S.A.	Chile
COMPANIADEAUTOMATIZACION&CONTROL, GENESYS S.A.	Ecuador
POSCO ASSAN TST STEEL INDUSTRY	Turkey
HONG KONG POSCO E&C (CHINA) INVESTMENT Co., Ltd.	Hong Kong
POSCO ENGINEERING & CONSTRUCTION DO BRAZIL LTDA.	Brazil
POSCO Electrical Steel India Private Limited	India
PT.POSCO-Indonesia Inti	Indonesia
POSCO(Dalian) IT Center Development Co., Ltd.	China
Brazil Sao Paulo Steel Processing Center	Brazil
DAESAN (CAMBODIA) Co., Ltd.	Cambodia
PT. POSCO ICT INDONESIA	Indonesia
PT. POSCO M TECH INDONESIA	Indonesia
PT. KRAKATAU POSCO ENERGY	Indonesia
POSCO RUS LLC	Russia
POSCO Thainox Public Company Limited	Thailand
DAEWOO INTERNATIONAL SHANGHAI WAIGAOQIAO CO., LTD.	China
PT. Bio Inti Agrindo	Indonesia
POSCO ENGINEERING AND CONSTRUCTION AUSTRALIA (POSCO E&C AUSTRALIA) PTY LTD	Australia
POSCO-TISCO (JILIN) PROCESSING CENTER Co., Ltd.	China
Hunchun Posco Hyundai International Logistics Complex Development Co., Ltd	China
USA-SRDC	USA
Daewoo International Vietnam Co., Ltd.	Vietnam
PT.Krakatau Posco Chemtech Calcination	Indonesia
POSCO AFRICA (PROPRIETARY) LIMITED	South Africa
EPC INGENIERIA & SERVICIOS DE COSTA RICA SA	Costa Rica
POSCO ICT BRASIL	Brazil
LA-SRDC	USA
DONG FANG JIN HONG	China
POSCO AMERICA COMERCIALIZADORA S DE RL DE CV	Mexico
POSCO(Guangdong) Automotive Steel Co., Ltd.	China
POSCO MAPC SA DE CV	Mexico
POSCO-Mory-Maruyasu PIPE	Japan
PT KRAKATAU BLUE WATER	Indonesia
KRAKATAU POS-CHEM DONG-SUH CHEMICA	Indonesia
Myanmar Daewoo International Corporation	Myanmar
POSCO-Italy Processing Center	Italy
DAEWOO E&P CANADA CORPORATION	Canada
Yingkou Puxiang Trade Co.,Ltd.	China
Myanmar POSCO C&C Company, Limited.	Myanmar

NAME	JURISDICTION OF INCORPORATION
POSCO ICT VIETNAM	Vietnam
Daewoo Global Development. Pte., Ltd	Myanmar
Myanmar POSCO Engineering&Construction Company, Limited.	Myanmar
POSCO COATED STEEL (THAILAND) CO., LTD.	Thailand
Daewoo Power and Infra (PTY) Limited	South Africa
Daewoo Amara Company Limited	Myanmar
POSMATE-CHINA CO., LTD	China
Daewoo Precious Resources Co., Ltd.	Myanmar
POSCO-Mexico Villagran Wire-rod Processing Center	Mexico
SANTOS CMI Guatemala S.A.	Guatemala
POSCO-China Dalian Steel Fabricating Center	China
POSCO-CDPC (POSCO ChengDu Processing Center) Co., Ltd	China
POSCO E&C HOLDINGS CO., Ltd.	Thailand
POSCO E&C (THAILAND) CO., Ltd.	Thailand
DAEWOO POWER PNG Ltd.	Papua New Guinea
POSCO India Ahmedabad Steel Processing Center Pvt. Ltd.	India
COINSA INGENIERIA Y PETROQUIMICA S.R.L	Bolivia
PT. Krakatau Posco Social Enterprise	Indonesia
POSCO Vietnam Holdings Co., LTD.	Vietnam
Ventanas Philippines Construction Inc	Philippines
POSCO E&C Mongolia	Mongolia

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